INSURANCE	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
INSURANCE

32.	INSURANCE

In order to adequately mitigate risks and in view of the nature of its operations, the Company contracts several different types of insurance policy. The policies are taken out in line with the Risk Management policy and are similar to the insurance taken out by other companies in the same industry in which CSN and its subsidiaries operate. The coverages of these policies include: National Transport, International Transport, Life and Personal Accident Insurance, Health, Vehicle Fleet, D&O (Administrators Liability Insurance), General Civil Liability, Engineering Risks, Export Credit, Insurance Warranty and Civil Liability Port Operator.

The Company's insurance is contracted together with the insurance of its subsidiaries, but there is no joint or subsidiary responsibility between the Company and companies of its economic group with CSN Mineração.

In 2023, after negotiation with insurers and reinsurers in Brazil and abroad, the Operational Risk Insurance Policy for Property Damage and Business Interruption policy was extended, which expired on July 30, 2023, until September 30, 2023, and subsequently renewed from October 1, 2023 to September 30, 2024. Under the terms of said policy, the Maximum Indemnity Limit is US$525 million for locations with Company activities, combined for Material Damage and Loss of Profits. Under the terms of the policy, the Company assumes a deductible of US$310 million for material damage and 45 days for lost profits. The policy's maximum indemnity limit is shared with other insured establishments.

The risk assumptions adopted, in view of their nature, are not part of the scope of the audit of these financial statements, and consequently, they have not been audited by our independent auditors.